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                                                                 Exhibit 10(xii)

                                       FOURTH
                                 AMENDMENT AGREEMENT

    This AMENDMENT AGREEMENT, dated as of the 29th day of January, 1996 (this "Amendment") is by and among INVERNESS CORPORATION, with a principal place of business at Mill Crossing, Kensington, Connecticut ("Lender"), and POWER DESIGNS, INC., a New York corporation with a principal place of business at 250 Executive Drive, Edgewood, New York ("Borrower").

    On January 16, 1995, Lender made a $200,000.00 revolving credit loan (the "Loan") to Borrower. The Loan was made pursuant to a Revolving Loan Agreement (as amended and in effect from time to time, the "Loan Agreement"), dated January 16, 1995, is evidenced by a Commercial Promissory Note in the original principal amount of $100,000 (as amended and in effect from time to time the "Note") dated January 16, 1995 and is secured pursuant to a Security Agreement (as amended and in effect from time to time, the "Security Agreement") dated January 16, 1995.

    Borrower has requested that Lender amend the Loan Agreement in order to (i) increase the maximum principal amount of the Loan, (ii) make other related changes. Lender has advised Borrower that Lender is prepared to make the amendments requested on the condition that Borrower join with Lender in this Amendment.

    In consideration of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

    l. DEFINITIONS. Capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

    2. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby deleted in its entirety and in lieu thereof the following is substituted:

    "1.1 The Line of Credit. Pursuant to the terms of this Agreement and upon satisfaction of the conditions precedent referred to in Section 3 hereof, the Lender may, in its sole discretion, lend to Borrower, and the Borrower may, in its sole discretion, borrow from Lender, advances not to exceed the principal amount of FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($400,000) (the "Line of Credit") during the period from the date hereof to April 30, 1996 (the "Termination Date") as evidenced by a promissory note (the "Note") in substantially the form of Exhibit 1 hereto. Advances shall be made in such amounts as the Lender, in its sole discretion, shall determine; however, in no event shall the sum of any advance and the outstanding principal balance of the loan be less than TEN THOUSAND ONE HUNDRED DOLLARS ($10,100)"

3. AMENDMENT TO EXHIBIT 1 OF THE LOAN AGREEMENT. Exhibit 1 of the Loan Agreement is hereby amended in the same manner as set forth in Section 4. Below.

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4.  AMENDMENT TO NOTE. The Revolving Credit Note, as amended, is hereby amended
(i) by deleting therefrom the words "$300,000.00" wherever they appear and inserting in lieu thereof the words "$400,000.00", (ii) by deleting therefrom the words "THREE HUNDRED THOUSAND" wherever they appear and inserting in lieu thereof the words "FOUR HUNDRED THOUSAND".

    5. RATIFICATIONS. ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Loan Agreement, Note and the Security Agreement are ratified and shall remain in full force and effect. Nothing herein shall be construed to be a waiver of any requirements of Loan Agreement, the Note and the Security Agreement except as expressly set forth herein. The Guarantors hereby ratify and confirm their respective obligations under their respective guaranties with respect to the Note as amended hereby.

    6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon its receipt by Lender, duly executed by Borrower.

    7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one instrument.

    8. GOVERNING LAW. This Amendment shall be construed and interpreted in accordance with the laws of the State of Connecticut

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                                       LENDER:
                                       INVERNESS CORPORATION


                                       By   /s/ Gary Laskowski
                                            ----------------------------
                                            Its
                                            Duly Authorized

                                       BORROWER:
                                       POWER DESIGNS, INC.


                                       By   /s/ Melvin Becker
                                            ----------------------------
                                            Its President
                                            Duly Authorized

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